________________________________________________________________
________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                            FORM 8-K/A
                              No. 4

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

                           May 5, 2000
         Date of Report (Date of earliest event reported)

                        HEALTHRITE, INC.
      (Exact name of registrant as specified in its charter)

          Delaware                000-23016          13-3714405
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)        Ident. No.)

    11445 Cronhill Drive, Owing Mills, MD                21117
   (Address of principal executive offices)           (Zip Code)

                         (732) 764-0619
         Registrant's telephone number, including area code

     _________________________________________________________
  (Former name or former address, if changed since last report.)

________________________________________________________________
________________________________________________________________



Item 4.  Changes in Registrant's Certifying Accountant.

     On May 5, 2000, the Registrant terminated the engagement of Richard A. Eisner & Company, LLP ("Eisner") as the Registrant's independent auditors, effective immediately. On May 6, 2000, the Registrant engaged the independent certified public accounting firm of Wooden Benson Chartered to audit the Registrant's consolidated financial statements for the year ended December 31, 2000. This change in accountants has been approved and ratified by the Registrant's Board of Directors.

     Eisner's report on the Registrant's consolidated financial statements filed with the Registrant's 10-KSB for the year ended December 31, 1999 expressed an unqualified opinion with a going concern modification regarding the Registrant's negative working capital position, and capital deficiency and indicated a substantial doubt about the ability of the Company to continue as a going concern. Eisner's report on the Registrant's consolidated financial statement for the year ended December 31, 1998 did not contain any adverse opinion, disclaimer of opinion and was not qualified or modified as to any uncertainty of the audit's scope or accounting principles.

     There were no disagreements between the Registrant and Eisner for the Registrant's two most recent fiscal years or for the subsequent interim period ending May 5, 2000 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to such accountant's satisfaction, would have caused such accountant to make reference to the subject matter of the disagreement in connection with its report on the consolidated financial statements of the Registrant.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

     The following exhibits are filed herewith:

     16.1  Letter of Richard A. Eisner & Company, LLP.

___________________________________________



                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HEALTHRITE, INC.

Dated:  September 27, 2000

                               By:/s/ Bradley T. MacDonald
                                  Bradley T. MacDonald
                                  Chairman and CEO



                           EXHIBIT INDEX

Exhibit Number

     16.1        Letter of Richard A. Eisner & Company, LLP

_______________________________________________


"WORD"

Long Document Name:
FORM 8-K - CURRENT REPORT - HEALTHRITE
System Document Number:
67639 - drp
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Origination Date:
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5-12;5-17;5-23;9/27










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